UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 17, 2004

                              CENTER BANCORP, INC.

             (Exact Name of Registrant as Specified in its Charter)

                          New Jersey 2-81353 52-1273725
                          -----------------------------
       (State or Other Jurisdiction (Commission File Number) (IRS Employer
                      of Incorporation) Identification No.)

                   2455 Morris Avenue, Union, New Jersey 07083
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      On December 17, 2004, the Registrant and its subsidiary entered into an agreement and plan of merger with Red Oak Bank, a New Jersey chartered commercial bank. Subject to regulatory and shareholder approvals and the satisfaction of other conditions, the merger agreement provides for the merger of Red Oak Bank with and into Union Center National Bank, a wholly-owned subsidiary of the Registrant. Under the terms of the merger agreement, each of Red Oak Bank's outstanding shares of common stock (2,078,727 shares as of the date hereof) will be converted either into $12.35 in cash or 0.9449 of a share of Center Bancorp common stock, subject to a potential reduction in the cash and stock to be received of up to $0.30 per Red Oak share and allocation provisions designed to assure that 50% of Red Oak Bank's shares are converted into cash and 50% of Red Oak Bank's shares are converted into Center Bancorp's common stock. Red Oak Bank options outstanding at the effective time of the merger will be converted into Center Bancorp stock options. Center Bancorp will account for the merger under the purchase method of accounting.

      Members of the Board of Directors of Red Oak Bank owning a total of 574,335 shares of the Bank's common stock have entered into a shareholders' agreement pursuant to which they have agreed to vote their shares of Red Oak Bank common stock in favor of the merger

      The Registrant has issued a press release describing the execution of the agreement and plan of merger.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 2.1 - Agreement and Plan of Merger, dated as of December 17, 2004

Exhibit 99.1 - Shareholders' Agreement, dated as of December 17, 2004

Exhibit 99.2 - Press release dated December 20, 2004

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENTER BANCORP, INC.


                                        By: /s/ John J. Davis
                                           -------------------------------------
                                           Name:  John J. Davis
                                           Title: President and
                                                  Chief Executive Officer

Dated:  December 20, 2004

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                                  EXHIBIT INDEX

Exhibit 2.1 - Agreement and Plan of Merger, dated as of December 17, 2004

Exhibit 99.1 - Shareholders' Agreement, dated as of December 17, 2004

Exhibit 99.2 - Press release dated December 20, 2004